Exhibit 24.1
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, ROBERT J. AYLING, Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/Robert J. Ayling    (L.S.)
                                    -----------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, ROBERT W. BOGLE, Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/Robert W. Bogle     (L.S.)
                                    -----------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, EDWIN I. COLODNY, Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/Edwin I. Colodny    (L.S.)
                                    -----------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, MATHIAS J. DEVITO, Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/Mathias J. DeVito   (L.S.)
                                    -----------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, GEORGE J. W. GOODMAN, Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/George J. W. Goodman (L.S.)
                                    ------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, JOHN W. HARRIS, Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/John W. Harris      (L.S.)
                                    -----------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, EDWARD A. HORRIGAN, JR., Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN
W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                 /s/Edward A. Horrigan, Jr. (L.S.)
                                 ---------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, ROBERT LEBUHN, Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/Robert LeBuhn       (L.S.)
                                    -----------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, ROGER P. MAYNARD, Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/Roger P. Maynard    (L.S.)
                                    -----------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, JOHN G. MEDLIN, JR., Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/John G. Medlin, Jr. (L.S.)
                                    -----------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/Hanne M. Merriman   (L.S.)
                                    -----------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, RAYMOND W. SMITH, Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/Raymond W. Smith    (L.S.)
                                    -----------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, DEREK M. STEVENS, Director of USAir, Inc. ("USAir"), do hereby constitute and appoint STEPHEN M. WOLF, RAKESH GANGWAL, LAWRENCE M. NAGIN and JOHN W. HARPER, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign a Registration Statement on Form S-4 or other appropriate Forms and any amendments or supplements thereto of USAir which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an Exchange Offer for $263,000,000 in aggregate principal amount of Class A, Class B and Class C Enhanced Equipment Notes, of USAir.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of March, 1996.



                                    /s/Derek M. Stevens     (L.S.)
                                    ------------------------------